Exhibit 99.2
 Signature [PLEASE SIGN WITHIN BOX]  Date  Signature (Joint Owners)  Date  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  KEEP THIS PORTION FOR YOUR RECORDS  DETACH AND RETURN THIS PORTION ONLY  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  T03814-Z93881  For Against Abstain  ! ! !  2. To adjourn the PBCO special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the PBCO special meeting to approve the PBCO merger proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to holders of PBCO common stock (the "PBCO adjournment proposal").  1. To approve the Agreement and Plan of Merger (the "Merger Agreement"), dated July 22, 2026, by and among PBCO, Northrim BanCorp, Inc. ("Northrim") and Whitewater Sub, Inc. ("Merger Sub"), pursuant to which PBCO will merge with and into Merger Sub (the "Merger"), with Merger Sub surviving the Merger, immediately followed by the merger of Merger Sub with and into Northrim, with Northrim surviving, and approve the transactions contemplated thereby, including the Merger (the "PBCO merger proposal").  PBCO FINANCIAL CORPORATION  The Board of Directors of PBCO Financial Corporation ("PBCO") unanimously recommends a vote "FOR" the PBCO merger proposal and "FOR" the PBCO adjournment proposal, each as are more fully described below and in the accompanying joint proxy statement/prospectus.  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.  ! ! !  SCAN TO  VIEW MATERIALS & VOTE  w  C/O BROADRIDGE PO BOX 1342  BRENTWOOD, NY 11717  VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above  Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 P.M. Pacific Time on October 19, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.  VOTE BY PHONE - 1-800-690-6903  Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 P.M. Pacific Time on October 19, 2026. Have your proxy card in hand when you call and then follow the instructions.  VOTE BY MAIL  Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received no later than October 19, 2026.  PLEASE DO NOT RETURN THE PROXY CARD BY MAIL IF YOU ARE VOTING BY INTERNET OR TELEPHONE.

 T03815-Z93881  Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of PBCO Financial Corporation shareholders to be held on October 20, 2026 (the "Special Meeting"):  The Notice and Proxy Statement is available at www.proxyvote.com.  PBCO FINANCIAL CORPORATION  Special Meeting of Shareholders  To be held on October 20, 2026 at 2:00 PM, PDT  Rogue Valley Country Club, 2660 Hillcrest Road, Medford, Oregon 97504 This proxy is solicited on behalf of the PBCO Board of Directors  The undersigned shareholder(s) hereby appoint(s) Roy G. Vinyard and William C. St. Laurent, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PBCO Financial Corporation that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 2:00 PM, PDT on October 20, 2026, at Rogue Valley Country Club, 2660 Hillcrest Road, Medford, Oregon 97504, and any adjournment(s) or postponement(s) thereof.  This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted: (i) "FOR" approval of the PBCO merger proposal (as defined herein and more fully described in the accompanying joint proxy statement/prospectus), and (ii) "FOR" the PBCO adjournment proposal (as defined herein and more fully described in the accompanying joint proxy statement/prospectus).  Continued and to be signed on reverse side